Exhibit 99.1

PRESS RELEASE

Open Text to Acquire Captaris

Combined Capabilities for Document, Data Capture and ERP Integration Enhanced

Waterloo, ON and Bellevue, Wash. – September 4, 2008 – Open Text™ Corporation (NASDAQ:OTEX) (TSX: OTC), a global leader in Enterprise Content Management (ECM), and Captaris, Inc. (NASDAQ: CAPA), a leading provider of software products that automate document-centric processes, today announced a definitive merger agreement in which a wholly owned subsidiary of Open Text will acquire Captaris. Under the terms of the agreement, Captaris shareholders will receive cash consideration of approximately US $131 million in total, or $4.80 per share in exchange for their Captaris stock. The companies expect the transaction to close by the end of the calendar year, subject to customary closing conditions, including approval by Captaris’s shareholders and anti-trust approvals.

Captaris’s software products include leading document and data capture solutions that let customers convert paper documents to digital content, and manage associated processes. The acquisition will expand Open Text’s partnership offerings by creating tighter integration with Open Text’s invoice management solutions that work with SAP and Oracle. Captaris also offers business information and delivery solutions built on the Microsoft .NET framework which integrate, process and automate the flow of content.

“Captaris’s technology will strengthen Open Text’s ECM solutions by providing another on-ramp for integrating content into our ECM solutions,” said John Shackleton, President and Chief Executive Officer of Open Text. “We are committed to continuing Captaris’s products, and partner and customer support.”

“After a thorough evaluation of strategic alternatives, the Captaris Board of Directors believes that today’s announcement provides value for our shareholders and the certainty of cash,” said David P. Anastasi, President and Chief Executive Officer of Captaris. “Captaris today has a significant customer base, broad distribution capabilities and major strategic partnerships. Together with our shareholders, our customers, partners and employees will benefit as Captaris combines with Open Text, a market leader with the financial strength to take our company to the next stage in its evolution.”

McKenna Long & Aldridge LLP is acting as legal advisor to Open Text. RBC Capital Markets acted as financial advisor to the Captaris Board of Directors. Perkins Coie LLP and Simpson Thacher & Bartlett LLP are acting as Captaris’s and the Board’s legal advisors, respectively.

About Open Text

Open Text, an enterprise software company and leader in enterprise content management, helps organizations manage and gain the true value of their business content. Open Text brings two decades of expertise supporting 46,000 customers and millions of users in 114 countries. Working with our customers and partners, we bring together leading Content Experts™ to help organizations capture and preserve corporate memory, increase brand equity, automate processes, mitigate risk, manage compliance and improve competitiveness. For more information, please visit www.opentext.com. For Open Text’s current investor presentation which includes additional commentary on the Captaris acquisition please visit: http://www.opentext.com/2/company/investors.

About Captaris, Inc.

Captaris, Inc. is a leading provider of software products that automate document-centric business processes. Captaris specializes in document capture, recognition, routing, workflow and delivery. Captaris integrated solutions provide interoperability with leading line of business applications and technology platforms. Captaris products include Captaris Workflow, Alchemy, DOKuStar, RecoStar, and Single Click Entry which are distributed through a global network of leading technology partners. Captaris customers include the entire Fortune 100 and the majority of Global 2000 companies. Headquartered in Bellevue, Washington, Captaris was founded in 1982 and is publicly traded on the NASDAQ Global Market under the symbol CAPA. Captaris has approximately 565 employees. For more information about Captaris please visit: www.captaris.com.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Captaris expects to file a proxy statement and other materials with the Securities and Exchange Commission (SEC). Captaris shareholders are urged to read the proxy statement (including any amendments or supplements to the proxy statement) regarding the proposed transaction when it becomes available before making any voting decision with respect to the merger. The proxy statement will contain important information about Captaris, Open Text and the proposed transaction. Captaris’s shareholders will be able to obtain a copy of the proxy statement and other relevant documents, when they become available and without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement, the other relevant documents and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Captaris at 301 116th Ave. S.E., Suite 400, Bellevue, Washington, 98004-6446, USA, Attention: Corporate Secretary.

Participants in the Solicitation

Captaris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Captaris in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Captaris is also included in Captaris’s annual report on Form 10-K filed with the SEC on March 17, 2008, as amended on April 29, 2008.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This news release may contain forward-looking statements relating to the acquisition of Captaris, including timing and likelihood of a closing of the acquisition, the success of any of Captaris’s strategic initiatives, Captaris’s growth and profitability prospects, the benefits of Captaris’s products to be realized by customers, Captaris’s position in the market and future opportunities therein, the deployment of Livelink and our other products by customers, and future performance of Open Text Corporation. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. Forward-looking statements in this release are not promises or guarantees and are subject to certain risks and uncertainties, and actual results may differ materially. The risks and uncertainties that may affect forward-looking statements include, among others, the failure to develop new products, risks involved in fluctuations in currency exchange rates, delays in purchasing decisions of customers, the completion and integration of acquisitions, the possibility of technical, logistical or planning issues in connection with deployments, the continuous commitment of Open Text’s customers, demand for Open Text’s products and other risks detailed from time to time in Open Text’s filings with the Securities and Exchange Commission (SEC), including the Form 10-K for the year ended June 30, 2008. You should not place undue reliance upon any such forward-looking statements, which are based on management’s beliefs and opinions at the time the statements are made, and neither Captaris nor Open Text undertake any obligations to update forward-looking statements should circumstances or management’s beliefs or opinions change.

Copyright© 2008 by Open Text Corporation. LIVELINK ECM and OPEN TEXT are trademarks or registered trademarks of Open Text Corporation in the United States of America, Canada, the European Union and/or other countries. This list of trademarks is not exhaustive. Other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text Corporation or other respective owners.

©2008 All rights reserved. No part of this publication may be reproduced, transmitted, transcribed, stored in a retrieval system, or translated into any language in any form by any means without the written permission of Captaris. The following are registered trademarks and trademarks of Captaris Inc. and its subsidiaries: Captaris, the Captaris logo, Alchemy®, Captaris Workflow(TM), RightDocs(TM), RightFlow(TM) and RightStar(TM) in the US and/or other jurisdictions. RecoStar, DOKuStar, DOKuStar Capture Suite, Single Click Entry, and Invoice CENTER are registered trademarks and trademarks of Captaris Document Technologies GmbH. All other brand names and trademarks are the property of their respective owners.

For more information, please contact:

Open Text

Paul McFeeters

Chief Financial Officer

Open Text Corporation

+1-905-762-6121

pmcfeeters@opentext.com

Greg Secord

Vice-President, Investor Relations

Open Text Corporation

+1-519-888-7111 ext. 2408

gsecord@opentext.com

Rich Maganini

Director, Corporate Communications

Open Text Corporation

+1-847-267-9330 ext. 4266

rmaganin@opentext.com

Captaris Investor Contacts

Peter Papano

Captaris, Inc.

+1-425-638-4200

peterpapano@captaris.com

Tim Lynch

Joele Frank, Wilkinson Brimmer Katcher

+1-212-355-4449

tlynch@joelefrank.com

Slide 1 Copyright © 2008 Open Text Inc. All rights reserved. Consolidation of the ECM Market continues…

Slide 2
Copyright ©
2008 Open Text Inc. All rights reserved.
Safe Harbor Statement Under the Private Securities
Litigation Reform Act of 1995
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This news release may contain forward-looking statements relating to the acquisition of Captaris, including timing and likelihood of a closing of the acquisition, the success of any of Captaris’s strategic initiatives, Captaris’s growth and profitability prospects, the benefits of Captaris’s products to be realized by customers, Captaris’s position in the market and future opportunities therein, the deployment of Livelink and our other products by customers, and future performance of Open Text Corporation. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. Forward-looking statements in this release are not promises or guarantees and are subject to certain risks and uncertainties, and actual results may differ materially. The risks and uncertainties that may affect forward-looking statements include, among others, the failure to develop new products, risks involved in fluctuations in currency exchange rates, delays in purchasing decisions of customers, the completion and integration of acquisitions, the possibility of technical, logistical or planning issues in connection with deployments, the continuous commitment of Open Text's customers, demand for Open Text's products and other risks detailed from time to time in Open Text's filings with the Securities and
Exchange Commission (SEC), including the Form 10-K for the year ended June 30, 2008. You should not place undue reliance upon any such forward-looking statements, which are based on management's beliefs and opinions at the time the statements are made, and neither Captaris nor Open Text undertake any obligations to update forward-looking statements should circumstances or management's beliefs or opinions change.
Additional Information about the Merger and Where to Find It
In connection with the proposed transaction, Captaris expects to file a proxy statement and other materials with the
Securities and Exchange Commission (SEC). Captaris shareholders are urged to read the proxy statement
(including any amendments or supplements to the proxy statement) regarding the proposed transaction when it becomes available before making any voting decision with respect to the merger. The proxy statement will contain important information about Captaris, Open Text and the proposed transaction. Captaris’s shareholders will be able to obtain a copy of the proxy statement and other relevant documents, when they become available and without charge, at the SEC’s Internet site
(http://www.sec.gov).
Copies of the proxy statement, the other relevant
documents and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Captaris at 301 116th Ave. S.E., Suite 400, Bellevue,
Washington, 98004-6446, USA, Attention:  Corporate Secretary.
Participants in the Solicitation
Captaris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Captaris in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Captaris is also included in Captaris’s annual report on Form 10-K filed with the SEC on March 17, 2008, as amended on April 29, 2008.

Slide 3
Copyright ©
2008 Open Text Inc. All rights reserved.
About Captaris
Captaris is a leading provider of ECM software
products that automate document-centric processes,
including document capture solutions that let
customers convert paper documents to digital
content
Headquartered in Bellevue, Washington, with
additional offices in Tucson, Arizona; Morgan Hill,
California; Konstanz, Germany; and Vianen, The
Netherlands
Founded in 1982 and publicly traded on the
NASDAQ Global Market under the symbol CAPA
Approximately 565 employees world-wide

Slide 4
Copyright ©
2008 Open Text Inc. All rights reserved.
Captaris Financial Highlights
FY2007
Total rev $94.8 M*
Net income $224,000 or $0.01 per basic and diluted share
*Does not include Oce Document Technologies (ODT) acquired by Captaris January 2008. ODT reported revenue of approximately $33.3 M in 2007
Q2 FY008
Total rev $32.1 M
Software rev $11.3 M
Maintenance rev $14.9 M
Net loss of $2.7 M or $0.10 per basic and diluted share
Gross margin 67.9%
Cash balances $29.7 M
Bank Loan $8.1 M

Slide 5
Copyright ©
2008 Open Text Inc. All rights reserved.
Open Text to Acquire Captaris
Open Text entered into a definitive merger
agreement to acquire Captaris September 3,
2008
Captaris shareholders will receive cash
consideration of approximately US $131
million in total, or $4.80 per share in
exchange for their Captaris stock
The companies expect the transaction to
close by the end of the calendar year, subject
to customary closing conditions, including
approval by Captaris’s shareholders and
anti-trust approvals.

Slide 6
Copyright ©
2008 Open Text Inc. All rights reserved.
Good Fit - Open Text and Captaris
Captaris provides yet another on-ramp for integrating
content into Open Text ECM solutions
The acquisition will expand Open Text’s partnership
offerings by creating tighter integration with Open
Text's invoice management solutions that work with
SAP and Oracle
Captaris also offers business information on-
boarding and delivery solutions built on the Microsoft
.NET framework that integrate, process and
automate the flow of content